UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

Navitas Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3520 Challenger Street,	Torrance,	California	90503-1640
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On May 21, 2025, Navitas Semiconductor Corporation (the “Company”) issued a press release relating to the Company’s collaboration with Nvidia Corporation on next generation 800V HVDC architecture. The press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.
“At the Market Offering” Program
As previously disclosed in the Company’s Current Report on Form 8-K, filed March 20, 2025 with the Securities and Exchange Commission (the “SEC”), on March 19, 2025, the Company entered into an Open Market Sale AgreementSM (the “Sale Agreement”) with Jefferies LLC (“Jefferies”) as sales agent, pursuant to which the Company may sell shares of its Class A common stock, par value $0.0001 per share (the “Class A common stock”), from time to time through Jefferies as its sales agent through an “at the market offering” program (the “Offering”). Pursuant to the prospectus supplement dated March 19, 2025 related to the Offering that was filed with the SEC effective March 20, 2025, the Company subsequently sold shares of its Class A common stock having an aggregate sales price of $50,000,000.
On May 27, 2025, the Company filed with the SEC a prospectus supplement dated May 27, 2025 (the “Prospectus Supplement”) related to the Offering, pursuant to which the Company may sell additional shares of its Class A common stock having an aggregate sales price of up to $50,000,000.
The additional shares of Class A common stock to be issued and sold, if any, under the Sale Agreement are offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-269752), which was previously filed with the SEC on February 14, 2023 (as thereafter amended, the “Registration Statement”) and was declared effective by the SEC on April 28, 2023, and the Prospectus Supplement. The issuance and sale, if any, of shares of Class A common stock by the Company under the Sale Agreement is subject to the continued effectiveness of the Registration Statement, and the Company makes no assurances as to the continued effectiveness of the Registration Statement.
Under the terms of the Sale Agreement, the Company will set the parameters for the sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, any limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Sale Agreement, Jefferies as sales agent may sell the shares by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Jefferies will use commercially reasonable efforts in conducting such sales activities consistent with its normal trading and sales practices, and applicable state and federal laws. The Sale Agreement may be terminated by the Company or Jefferies for any reason, upon written notice to the other party as specified in the Sale Agreement.
The Sale Agreement provides that Jefferies will be entitled to compensation for its services of up to 3.0% of the gross sales price of all shares sold through Jefferies under the Sale Agreement. The Company has no obligation to sell any shares under the Sale Agreement, and may at any time suspend solicitation and offers under the Sale Agreement.
The Company intends to use the net proceeds from the Offering, together with its existing cash, cash equivalents and trade receivables, for working capital and other general corporate purposes, including potential acquisitions or strategic manufacturing investments. The Company may use a portion of the net proceeds to fund possible investments in and acquisitions of complementary businesses; however, the Company currently has no agreements or commitments to complete any such transaction. The Company may also use a portion of the net proceeds for manufacturing capital expenditures, to make minority investments or to enter into partnerships or joint ventures.
The Sale Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification obligations of the Company and Jefferies, including for liabilities under the Securities Act, as well as customary other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Sale Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement. The foregoing summary of the Sale Agreement is qualified in its entirety by reference to the Sale Agreement, a copy of which was previously filed as Exhibit 1.1 to the Current Report on Form 8-K filed by the Company with the SEC on March 20, 2025 and is incorporated herein by reference.
In connection with the filing of the Prospectus Supplement, Paul D. Delva, Senior Vice President, General Counsel and Secretary of the Company, delivered an opinion as to the legality of the issuance and sale of the additional shares of Class A common stock in the Offering, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Counsel
23.1	Consent of Counsel (contained within Exhibit 5.1)
99.1	Press release dated May 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION
Dated: May 27, 2025
	By:	/s/ Gene Sheridan
Gene Sheridan
President and Chief Executive Officer